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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 19, 2004
                                 --------------
                        (Date of earliest event reported)

                                 TELKONET, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           UTAH                                                  87-0627421
(State of Other Jurisdiction                                  (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                                    000-27305
                              (Commission File No.)

                 902-A COMMERCE ROAD, ANNAPOLIS, MARYLAND 21401
                    (Address of Principal Executive Offices)

                                  410-897-5900
                         (Registrant's Telephone Number)



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ITEM 5.           OTHER EVENTS.

                  On March 5, 2004, Telkonet, Inc. (the "Company") received a letter from Daniel L. McGinnis informing the Company of his resignation from the Company's Board of Directors. Warren V. Musser, Chairman of the Company's Board of Directors, has agreed to serve on the Company's Audit Committee until Mr. McGinnis' successor is appointed. The Company's announcement is included in the press release attached as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) No financial statements are required to be filed as part of this Current Report on Form 8-K.

                  (b) No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.

                  (c) The following exhibit is filed as part of this Current Report on Form 8-K:

                           99       Press Release dated March 19, 2004

ITEM 9.           REGULATION FD DISCLOSURE.

                  The Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99 to this report, which is hereby incorporated herein by reference. Exhibit 99 is the Company's press release announcing Mr. Daniel L. McGinnis' resignation from the Company's Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2004                        TELKONET, INC.

                                            /s/ Ronald W. Pickett
                                            ---------------------------------
                                                 Ronald W. Pickett
                                                 Chief Executive Officer